Exhibit 10.6
Text Marked By [* * *] Has Been Omitted Pursuant To A Request For Confidential Treatment And
Was Filed Separately With The Securities And Exchange Commission.
AMENDMENT NO. 5 TO THE
PATENT AND TECHNOLOGY LICENSE AGREEMENT
     This AMENDMENT NO. 5 to the PATENT AND TECHNOLOGY LICENSE AGREEMENT between the PARTIES dated September 11, 2006, as amended on December 21, 2007, September 3, 2008, July 8, 2009, and February 11, 2010 (the “LICENSE AGREEMENT”), effective the 10th day of January, 2011 (“AMENDMENT NO. 5 EFFECTIVE DATE”, which is the date this AMENDMENT NO. 5 has been fully executed by all PARTIES), is made by and between: (1) THE BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (“UTMDACC”), a member institution of SYSTEM; (2) THE HENRY M. JACKSON FOUNDATION FOR THE ADVANCEMENT OF MILITARY MEDICINE, INC. (“HJF”), a Maryland tax-exempt corporation, whose address is 1401 Rockville Pike, Suite 600, Rockville, Maryland 20852, on its own behalf and on behalf of THE UNIFORMED SERVICES UNIVERSITY OF THE HEALTH SCIENCES (“USU”), an institution of higher learning within the Department of Defense, an agency of the United States Government, located at 4301 Jones Bridge Road, Bethesda, Maryland 20814-4779; and (3) APTHERA, INC. (formerly known as ADVANCED PEPTIDE THERAPEUTICS, INC.; hereafter referred to as “LICENSEE”). BOARD, HJF and LICENSEE may be referred to herein collectively as the “PARTIES.”
RECITALS
A.	The LICENSE AGREEMENT requires LICENSEE to achieve certain performance milestones and funding requirements within a specified period of time and to pay annual maintenance fees and/or running royalties on a certain schedule.

B.	LICENSEE seeks additional time in which to complete certain required milestones and obtain funding as referenced herein and also seeks to alter the annual maintenance fee schedule and annual minimum royalty schedule. BOARD and HJF wish to allow LICENSEE additional time to complete such milestones and obtain such funding. BOARD and HJF are also willing to alter the annual maintenance fee schedule and royalty schedule. BOARD and HJF accordingly agree to modify the LICENSE AGREEMENT as set forth herein rather than terminate the LICENSE AGREEMENT or assert a breach of the

LICENSE AGREEMENT based upon LICENSEE’s past noncompliance with the milestones, funding obligations, or payment schedules referenced herein.
C.	Accordingly, BOARD, HJF and LICENSEE desire to amend the LICENSE AGREEMENT pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:
AMENDMENT
1.	A new Section 2.17 is hereby added to the LICENSE AGREEMENT as follows:
2.17	FINANCING means either (a) a financing in connection with a reverse merger into an existing public company immediately after which LICENSEE’s shareholders own a majority of the outstanding shares and LICENSEE’s management is the surviving management of the merged company; or (b) other financing or financings when in combination with or in lieu of the reverse merger, including, but not limited to, debt, convertible debt, private equity, and grants; provided that such financing(s) in the case of either (a) or (b) will net LICENSEE a minimum aggregate funding of $2.0 million.
2.	A new section 2.18 is hereby added to the LICENSE AGREEMENT as follows:
2.18	EXCLUSIVE MARKETING RIGHTS means exclusive rights granted by the U.S. government to market (a) a drug for a rare disease or condition (“Orphan Drug”) pursuant to the U.S. FDA Code of Federal Regulations, Title 21, Chapter I, Subchapter D, Part 316 (entitled “Orphan Drugs”), enacted pursuant to 21 U.S.C. Part B (entitled “Drugs for Rare Diseases or Conditions”), as may be amended or modified, and/or (b) a biological drug pursuant to the Biologics Price Competition and Innovation Act of 2009, 42 U.S.C. § 262(k)(7)(A).
3.	A new section 2.19 is hereby added to the LICENSE AGREEMENT as follows:

2.19	CLINICAL DEADLINE means the date that is fifteen (15) months from the date of the completion of the FINANCING.
4.	A new section 2.20 is hereby added to the LICENSE AGREEMENT as follows:
2.20	REGISTRATION CLINICAL TRIAL means a late-stage clinical trial such as a PHASE III CLINICAL TRIAL or PHASE II/III CLINICAL TRIAL intended for the purpose of supporting an NDA.
5.	Section 4.1(d)(iii) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:
4.1(d)(iii) (A) [***] due within ten (10) calendar days after the AMENDMENT NO. 5 EFFECTIVE DATE, and (B) [***] due in quarterly payments of [***] beginning on the date that is sixty (60) calendar days following completion of the FINANCING and every ninety (90) calendar days thereafter. In the event that LICENSEE raises a net $6 million or more in the FINANCING, the quarterly payments due under Section 4.1(d)(iii)(B) shall become due and payable within ten (10) calendar days of raising such funds;
6.	Section 4.1(d)(iv) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:
4.1(d)(iv) [***] due on or before August 1, 2011; and
7.	Section 4.1(d)(v) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:
4.1(d)(v) [***] due on or before August 1, 2012; and
8.	Section 4.1(e) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:
4.1(e) Beginning on September 30, 2012, LICENSEE shall pay UTMDACC, on a quarterly basis (with a quarterly payment due on September 30, 2012), the greater of: (i)

an annual minimum royalty of [***] (payable in four equal quarterly installments of [***] each); or (ii) a running royalty (payable quarterly as set forth in Section 4.3, below) which shall be equal to the combined total of all of the following running royalties:

(i)	as to NET SALES of LICENSED PRODUCTS in a given jurisdiction covered by at least one VALID CLAIM existing in such jurisdiction at the time of the relevant SALE: (1) [***]% of the first [***] of such NET SALES; (2) [***]% of the second [***] of such NET SALES; and (3) [***]% of all such NET SALES in excess of [***]; and

(ii)	as to NET SALES of any LICENSED PRODUCT in a given jurisdiction not covered by any VALID CLAIM existing in such jurisdiction at the time of the relevant SALE: (1) [***]% of the first [***] of such NET SALES; (2) [***]% of the second [***] of such NET SALES, and (3) [***]% of all such NET SALES in excess of [***]; and
9.	Section 4.1(f) shall be deleted in its entirety and replaced with the following:
4.1(f) The following one-time milestone payments:

Milestone	Milestone Payment
(i) Commencement of PHASE III CLINICAL TRIAL for a LICENSED PRODUCT	[***]

(ii) Filing of an NDA for a LICENSED PRODUCT	[***]

(iii) MARKETING APPROVAL of a LICENSED PRODUCT	[***]

(iv) First SALE of a LICENSED PRODUCT	[***]

(v) Completion of FINANCING	[***]

For purposes hereof, “Commencement” means administration of the first dose to a human. The milestone payment set forth in subsection 4.1(f)(v) shall be paid by LICENSEE within ten (10) calendar days of the completion of FINANCING regardless of whether any or all other milestones have been met; all other of the foregoing milestone payments in Sections 4.1(f)(i)—(iv) shall be made by LICENSEE to UTMDACC within thirty (30) calendar days of achieving the milestone event. The milestone payments in this Section 4.1(f) shall [***] reduce the amount of any other payment provided for in this ARTICLE IV; and
10.	A new section 4.10 is hereby added to the LICENSE AGREEMENT as follows:
4.10	The parties shall have no obligations under Section 4.8 and Section 4.9 hereof after the completion of the FINANCING.
11.	Section 13.1 shall be deleted in its entirety and replaced with the following:
13.1	Subject to Sections 13.2, 13.3, and 13.4 hereinbelow, the term of this AGREEMENT is from the EFFECTIVE DATE to the longer of (a) five (5) years from the date upon which all PATENT RIGHTS have expired, or all claims in the PATENT RIGHTS have been declared invalid or unenforceable by a court or tribunal in a final decision not subject to further appeal, or have been abandoned, or (b) the date upon which EXCLUSIVE MARKETING RIGHTS for a LICENSED PRODUCT have expired; provided, however, that if EXCLUSIVE MARKETING RIGHTS for a LICENSED PRODUCT are not in existence on the date set forth in (a) above, then the term shall expire on the date set forth in (a) above.
12.	Section 13.3(c) is deleted in its entirety and is replaced with the following:
13.3 (c)	Upon forty-five (45) calendar days written notice from UTMDACC, if LICENSEE fails to initiate a REGISTRATION CLINICAL TRIAL in the intended patient population of node positive, HER2 1+ and/or 2+ breast cancer in the United States, the European Union, Eastern Europe, Japan, India, China, or other country(ies) as may be mutually agreed by all of the parties hereto on or before the CLINICAL DEADLINE, unless before the end of such forty-five (45) calendar day period, LICENSEE provides evidence satisfactory to UTMDACC that it has initiated the REGISTRATION CLINICAL TRIAL. For the avoidance of doubt, LICENSEE must initiate a REGISTRATION CLINICAL TRIAL on or before the CLINICAL DEADLINE unless specifically requested or demanded otherwise by a strategic collaborative partner (identified by LICENSEE in writing to UTMDACC) or the U.S. FDA or equivalent foreign regulatory agency, and LICENSEE’s failure to so initiate a REGISTRATION CLINICAL TRIAL in the absence of such request or demand shall be a basis for termination of this AGREEMENT. LICENSEE may extend the CLINICAL DEADLINE as follows:
i.	At the election of the LICENSEE, prior to the CLINICAL DEADLINE LICENSEE may pay to UTMDACC a [***] extension fee (the “Option 1 Fee”) and receive a six (6) month extension of the CLINICAL DEADLINE (as extended, the “Option 1 Clinical Trial Date”);

ii.	Upon LICENSEE’s timely payment of the Option 1 Fee and upon the mutual agreement of the parties, prior to the Option 1 Clinical Trial Date LICENSEE may pay to UTMDACC a [***] extension fee (the “Option 2 Fee”) and receive a second six (6) month extension of the Option 1 Clinical Trial Date (as extended, the “Option 2 Clinical Trial Date”);

iii.	Upon LICENSEE’s timely payments of the Option 1 Fee and the Option 2 Fee and upon the mutual agreement of the parties, prior to the Option 2 Clinical Trial Date LICENSEE may pay to UTMDACC a [***] extension fee (the “Option 3 Fee”) and receive a third six (6) month extension of the Option 2 Clinical Trial Date (as extended, the “Option 3 Clinical Trial Date”); or

13.	Section 13.3(d) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:

13.3 (d):	upon thirty (30) calendar days written notice from UTMDACC if LICENSEE fails to complete a FINANCING and provide evidence of the same to UTMDACC within six (6) months of the AMENDMENT NO. 5 EFFECTIVE DATE; or
14.	A new section 13.5 is hereby added to the LICENSE AGREEMENT as follows:
13.5	In the event the AGREEMENT is terminated prior to commencement of marketing of any LICENSED PRODUCT due to LICENSEE’s default, the parties agree that all assets related to an investigational new drug, NDA, efforts to obtain MARKETING APPROVAL, or any clinical trial program (i.e., scientific data, clinical trial study documents and results, workbooks and laboratory reports and results, etc.) shall become the property of UTMDACC and HJF. In the event UTMDACC and HJF wish to acquire bulk active, work in process or finished good inventory from LICENSEE related to one or more LICENSED PRODUCTS, LICENSEE agrees to negotiate in good faith for a fair market price to sell such inventory.
15.	LICENSEE shall pay UTMDACC an amendment fee (in consideration for UTMDACC and HJF allowing this amendment) of [***] within fifteen (15) calendar days after the AMENDMENT NO. 5 EFFECTIVE DATE.
16.	Immediately prior to the close of the FINANCING, (a) LICENSEE shall purchase one hundred percent (100%) of UTMDACC’s common shares of LICENSEE [***] for [***] paid to UTMDACC; and (b) LICENSEE shall purchase one hundred percent (100%) of HJF’s common shares of LICENSEE [***] for [***] paid to HJF. UTMDACC and HJF agree that the payments for shares received from LICENSEE under this Section 16 of AMENDMENT NO. 5 shall not be subject to distribution as LICENSE REVENUE under Section 6.2 of the Inter-Institutional Sharing Agreement dated February 9, 2006 between UTMDACC and HJF.

17.	LICENSEE shall pay UTMDACC all outstanding patent expenses incurred by UTMDACC as of the AMENDMENT NO. 5 EFFECTIVE DATE (in the amount of [***]) within ten (10) calendar days after the AMENDMENT NO. 5 EFFECTIVE DATE. LICENSEE’s obligations with respect to the payment of patent expenses set forth in the LICENSE AGREEMENT (including, for example, obligations in Sections 4.1(a) and 6.1) shall remain in effect and are not otherwise amended hereby.

18.	The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO. 5, the terms and conditions of the LICENSE AGREEMENT shall remain unchanged and in full force and effect; provided, however, that nothing contained in the LICENSE AGREEMENT shall have the effect of preventing or limiting, in any way, the terms of this AMENDMENT NO. 5. If any conflict arises between the terms of this AMENDMENT NO. 5 and the terms of the LICENSE AGREEMENT, this AMENDMENT NO. 5 shall govern as to the conflicting terms.

19.	This AMENDMENT NO. 5 shall be binding upon and inure to the benefit of the PARTIES hereto and their respective heirs, administrators, executors, successors, and assigns.

     IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO 5.

BOARD OF REGENTS OF THE		APTHERA, INC.
UNIVERSITY OF TEXAS SYSTEM

By	/s/ John Mendelsohn, M.D.	By	/s/ Robert E. Kennedy

	John Mendelsohn, M.D.		Name: Robert E. Kennedy
	President		Title: President and CFO
The University of Texas
M. D. Anderson Cancer Center

Date: 1/10/11		Date: 12/18/10

THE UNIVERSITY OF TEXAS
M. D. ANDERSON CANCER CENTER		THE HENRY M. JACKSON FOUNDATION
By	/s/ Leon Leach	FOR THE ADVANCEMENT OF MILITARY MEDICINE, INC.

	Leon Leach Executive Vice President	By	/s/ John W. Lowe

	The University of Texas		John W. Lowe
	M. D. Anderson Cancer Center		President

Date: 1/5/11		Date: 12/20/10

Approved as to Content:

By	/s/ Christopher C. Capelli Christopher C. Capelli
Vice President, Technology Transfer
M. D. Anderson Cancer Center

Date: 12/21/10